Stifel Financial Corp. Investor Presentation November, 2009

Forward-Looking Statements This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus and Company, Inc. and its other subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect" and similar expressions. In particular, these statements may refer to our goals, intentions and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things changes in general economic and business conditions, actions of competitors, regulatory actions, changes in legislation and technology changes. To supplement our financial statements presented in accordance with GAAP, management uses certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are in addition to results prepared by the Company in accordance with GAAP, and should only be considered together with the Company's GAAP results.

Stifel Today

We See Opportunity Stifel is well-positioned in the current market: Dislocation creating opportunity for market share gains Ability to add talented professionals Evolving regulatory framework (Stifel is already regulated by the Fed) Strong balance sheet

Why We Are Different

Stifel is a Growth Story

Stifel's Investment in Expanding Client Capabilities

Growth - "The Numbers"

Correlation between Associates and Revenue Growth

Significant Employee Ownership

Recent Equity Offerings

Execution of Growth Strategy The September 2008 and June 2009 common offerings netted proceeds of $108 million Since September 1, 2008, Stifel has invested approximately $172 million of capital through both organic growth and acquisitions

Overall Growth Strategy Expand private client footprint in the U.S. Expand institutional equity business both domestically and internationally Grow investment banking Focus on asset generation with banking operations Enhance and accelerate Stifel Bank and Trust strategy Approach acquisition opportunities with discipline Consolidation and Industry Retrenchments Drive our Growth

Global Wealth Management Overview Provides securities brokerage services and Stifel Bank products 1,900 Financial Advisors in 273 branch offices in 41 states and the District of Columbia at October 16, 2009* Proven organic growth and acquirer of private client business Organically grown to hire 320 advisors in 25 offices in 2009 Acquired Butler Wick & Company, Inc., adding 75 advisors in 23 offices across three states in December 2008 Acquired 56 branches from UBS Financial Services, Inc. with 322 advisors Strategy focused on recruiting experienced advisors with established client relationships and further expanding our U.S. footprint * Represents total after UBS acquisition completed on October 16, 2009 and Independent Contractors.

Global Wealth Management Growth Since the acquisition of Butler Wick, 717 Financial Advisors have joined Stifel, 397 through both the Butler Wick and UBS acquisitions* Stifel expects to see opportunities resulting from continued dislocation from competitors mergers * Represents total after UBS acquisition completed on October 16, 2009 and Independent Contractors.

ACAT Fee Reimbursement Automated Customer Account Transfer System

Same Store Sales Commission ($ millions) FAs Hired Prior to January 2008

Same Store Sales Commission ($ millions) FAs Hired Prior to January 2008

Same Store Sales Commission ($ millions) FAs Hired Prior to January 2008

Potential GWM Commission ($ millions)

Stifel Bank Overview April 2007 - Acquired First Service Financial Company and its wholly-owned subsidiary FirstService Bank, a St. Louis-based Missouri commercial bank Growth since acquisition Assets of $1 billion, up over 600% from $130 million at acquisition announcement Deposits of $1 billion, up over 900%, from $99 million at acquisition announcement Strategy and Opportunity Maintains high asset quality: $1.9 million Non-performing loans to gross loans $1.7 million LTM losses to average loans Offer banking products within the GWM client base Establish trust services during 2010

Capital Markets

Overview

- Provides securities brokerage, trading, research services, as well as underwriting and corporate advisory
- 738 associates located in 21 offices in the U.S.
- Opportunistically expanding talent pool
  - Victor Nesi, Director of Investment Banking and Co-Director of Capital Markets (June 2009)
  - William Heinzerling, Head of Fixed Income Capital Markets (May 2009)
  - Hired 11-person sales & trading team from Bear Stearns, a four-person convertible securities team from Banc of America, and strategic hires from Wachovia, JPMorgan, Barclays and others

Highlights

- Recognized Industry Expertise and Execution Capabilities
  - June 4, 2009 – Stifel analysts win six awards in the *Wall Street Journal's Best on the Street Survey*
  - May 19, 2009 – Stifel research analysts win fourteen awards in *FT / StarMine Analyst Survey*
  - April 22, 2009- Stifel M&A Advisory and Corporate Finance Transactions win *"Deal of the Year"* honors
  - March 19, 2009 – Stifel Nicolaus wins *Consumer M&A Deal of the Year Award*
  - January 21, 2009 – Stifel research sweeps both #1 rankings in *2008 StarMine Survey*
- Research Coverage Stats (62 senior analysts covering 898 companies across 12 industry sectors)

Net Revenues ($MM)



$600
$400
$200
$0
'04-'08 CAGR 62%
$56
$61
$204
$305
$390
$461
$500
2004
2005
2006
2007
2008
6M09 Annld
Run Rate Annld

Operating Contribution ($MM)



120
100
80
60
40
20
0
'04-'08 CAGR 57%
$15
$16
$43
$61
$92
$116
2004
2005
2006
2007
2008
6M09 Annld

# of Employees



1,000
800
600
400
200
0
184
517
510
608
716
738
2004
2005
2006
2007
2008
9/30/09

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Capital Markets Market Opportunity $150 billion annually with dislocation and deleveraging resulting in significant share opportunity Large Available Market ~$50 billion annually in Investment Banking Fees $100 billion annually in Secondary Commissions Competitive Opportunity Strong opportunity to grow our investment banking share

Run Rate Annualized

Pre-Tax Margins

Normalized Pro Forma

Stifel Balance Sheet

Capital Structure

Level 3 Assets

Why Buy Stifel Financial (SF) Diversified well balanced business Growth story Industry dislocation provides significant growth opportunities Scalable platform Disciplined acquirer and skilled integrator Proven steward of investor capital

Q&A - Questions and Answers